Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	LocatePlus Holdings	Case No.	11—15791
		Reporting Period	6/16 — 6/30
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	YES

Schedule of Cash Receipts and Disbursements	MOR-2	YES

Copies of Debtor’s Bank Reconciliations		YES

Copies of Debtor’s Bank Statements		YES

Copies of Cash Disbursements Journals		YES

Statement of Operations	MOR-3	YES

Balance Sheet	MOR-4	YES

Schedule of Post-Petition Liabilities	MOR-5	YES

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables		YES

Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

LocatePlus Holdings	Case No.	11—15791
Debtor	Reporting Period	6/16 — 6/30
MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1
9/04

LocatePlus Holdings	Case No.	11—15791
Debtor	Reporting Period	6/16 — 6/30
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	-104271				-104271
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE					0
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)	225355				225355

TOTAL RECEIPTS	225355				225355

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)	90611				90611
					0
OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)					0
					0
PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	90611				90611

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH	30473				30473

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

TOTAL DISBURSEMENTS	90611

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	90611

MOR-2
9/04

LocatePlus Holdings	Case No.	11—15791
Debtor	Reporting Period	6/16 — 6/30
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues		0
Less: Returns and Allowances		0
Net Revenue	0	0
COST OF GOODS SOLD		0
Beginning Inventory		0
Add: Purchases		0
Add: Cost of Labor		0
Add: Other Costs (attach schedule)		0
Less: Ending Inventory		0
Cost of Goods Sold		0
Gross Profit	0	0
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs		0
Insider Compensation* Board Member Fees	5604.17	5604.17
Insurance	4479.57	4479.57
Management Fees/Bonuses		0
Office Expense	3480.1	3480.1
Pension & Profit - Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense		0
Salaries/Commissions/Fees	40710.26	40710.26
Supplies		0
Taxes — Payroll	2727.89	2727.89
Taxes — Real Estate		0
Taxes — Other		0
Travel and Entertainment	4512.05	4512.05
Utilities		0
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	61514.04	61514.04
Depreciation/Depletion/Amortization		0

Net Profit(Loss) Before Other Income & Expenses	-61514.04	-61514.04

OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense		0
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items		0
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)		0

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-3
9/04

LocatePlus Holdings	Case No.	11—15791
Debtor	Reporting Period	6/16 — 6/30
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

LocatePlus Holdings	Case No.	11—15791
Debtor	Reporting Period	6/16 — 6/30
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	30473.17
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	53908.63
Professional Retainers
Other Current Assets—Intercompany
TOTAL CURRENT ASSETS	84381.8
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	0
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	54040652.98
TOTAL OTHER ASSETS	54040652.98
TOTAL ASSETS	54125034.78

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	1663.25
Taxes Payable (refer to ...)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders — Employee accruals	133456.29
Other Postpetition Liabilities (attach schedule)
TOTAL POST—PETITION LIABILITIES	135119.54
LIABILITIES SUBJECT TO COMPROMISE (Pre - Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE - PETITION LIABILITIES

TOTAL LIABILITIES
OWNER EQUITY
Capital Stock	571200.89
Additional Paid-In Capital	42993359.06
Partners’ Capital Account	3094435.93
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity — Net Income	7330919.36
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	53989915.24

TOTAL LIABILITIES AND OWNERS’ EQUITY	54125034.78
Insider is defined in 11 U.S.C. Section 101(31)
MOR-4
9/04

LocatePlus Holdings	Case No.	11 — 15791
Debtor	Reporting Period	6/16 — 6/30
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets
Intercompany — Certifion	474973.63
Intercompany — Metrigenics	1116553.68
Intercompany — ESP	643035.01
Intercompany — Dataphant	283.47
Intercompany — Worldwide Information	939503.33
Intercompany — LocatePlus Corp	50866303.86
Due To/From Total	54040652.98

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.
MOR-4
9/04

LocatePlus Holdings	Case No.	11 — 15791
Debtor	Reporting Period	6/16 — 6/30
STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes

State and Local

Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes						0
SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1125.15					1125.15
Wages Payable						0
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*	538.1					538.1
Other: Accrued Vacation						0
Other:						0

Total Postpetition Debts	1663.25	0				1663.25

Explain how and when the Debtor intends to pay any past-due post-petition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-5
9/04

LocatePlus Holdings	Case No.	11—15791
Debtor	Reporting Period	6/16 — 6/30
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
MOR-6
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re	LocatePlus Corp	Case No.	11 — 15793
		Reporting Period	6/16 — 6/30
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Monthly Reporting Questionnaire	MOR-1	YES

Schedule of Cash Receipts and Disbursements	MOR-2	YES

Copies of Debtor’s Bank Reconciliations		YES

Copies of Debtor’s Bank Statements		YES

Copies of Cash Disbursements Journals		YES

Statement of Operations	MOR-3	YES

Balance Sheet	MOR-4	YES

Schedule of Post-Petition Liabilities	MOR-5	YES

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables		YES

Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Brian McHugh Signature of Debtor	9/16/2011 Date

Signature of Joint Debtor	Date

/s/ Brian McHugh Signature of Authorized Individual*	9/16/2011 Date

Brian McHugh Printed Name of Authorized Individual	CFO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

LocatePlus Corp	Case No.	11 — 15793
Debtor	Reporting Period	6/16 — 6/30
MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1
9/04

LocatePlus Corp	Case No.	11 — 15793
Debtor	Reporting Period	6/16 — 6/30
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.
A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	131634				131634
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE	84250				84250
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0

TOTAL RECEIPTS	84250				84250

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)	275				275
					0

OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)	144154				144154
					0

PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	144429				144429

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH	71455				71455

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

TOTAL DISBURSEMENTS	144429

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	144154

PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	275

MOR-2
9/04

LocatePlus Corp	Case No.	11 — 15793
Debtor	Reporting Period	6/16 — 6/30
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	342081.02	342081.02
Less: Returns and Allowances		0
Net Revenue	342081.02	342081.02
COST OF GOODS SOLD		0
Beginning Inventory		0
Add: Purchases		0
Add: Cost of Labor		0
Add: Other Costs (attach schedule)		0
Less: Ending Inventory		0
Cost of Goods Sold	81626.26	81626.26
Gross Profit	260454.76	260454.76
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs	-681.35	-681.35
Insider Compensation* Board Member Fees		0
Insurance		0
Management Fees/Bonuses		0
Office Expense	2392.12	2392.12
Pension & Profit-Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense	20766.92	20766.92
Salaries/Commissions/Fees	18737.56	18737.56
Supplies		0
Taxes — Payroll	1341.99	1341.99
Taxes — Real Estate		0
Taxes — Other		0
Travel and Entertainment		0
Utilities	3921.93	3921.93
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	46479.17	46479.17
Depreciation/Depletion/Amortization		0
Net Profit(Loss) Before Other Income & Expenses	213975.59	213975.59
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	325	325
Interest Expense		0
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items	214300.59	214300.59
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)		0

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-3
9/04

LocatePlus Corp	Case No.	11 — 15793
Debtor	Reporting Period	6/16 — 6/30
STATEMENT OF OPERATIONS — continuation sheet

		Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income
Collection of Bad Debt	325

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

LocatePlus Corp	Case No.	11—15793
Debtor	Reporting Period	6/16 — 6/30

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	73596.85
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)	307191.35
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets- Intercompany
TOTAL CURRENT ASSETS	380788.2
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	5170914.71
Leasehold Improvements	621942.55
Vehicles
Less Accumulated Depreciation	-5792857.26
TOTAL PROPERTY & EQUIPMENT	0
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	-50782567.14
TOTAL OTHER ASSETS	-50782567.14
TOTAL ASSETS	-50401778.94

	BOOK VALUE AT END OF
	CURRENT REPORTING	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	78031.04
Taxes Payable (refer to ...)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders — Employee accruals
Other Postpetition Liabilities (attach schedule)	27247.2
TOTAL POST-PETITION LIABILITIES	105278.24
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition	-52135819.6
Retained Earnings — Postpetition
Adjustments to Owner Equity — Net Income	1628762.42
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	-50507057.18

TOTAL LIABILITIES AND OWNERS’ EQUITY	-50401778.94
Insider is defined in 11 U.S.C. Section 101(31)
MOR-4
9/04

LocatePlus Corp	Case No.	11—15793
Debtor	Reporting Period	6/16 — 6/30
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets
Security Deposits — Company	101000
Security Deposits — Customers	-17263.28
Due To/From LPHC	-50866303.86

Due To/From Total	-50782567.14

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

_________________________________________________
_________________________________________________
_________________________________________________
_________________________________________________
Adjustments to Owner Equity
_________________________________________________
_________________________________________________
_________________________________________________
Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.
MOR-4
9/04

LocatePlus Corp	Case No.	11—15793
Debtor	Reporting Period	6/16 — 6/30
STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes						0
SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	57264.12					57264.12
Wages Payable						0
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment	20766.92					20766.92
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other: Accrued Vacation						0
Other:						0
Total Postpetition Debts	78031.04	0				78031.04
Explain how and when the Debtor intends to pay any past-due post-petition debts.
__________________________________
__________________________________
__________________________________
__________________________________

*    “Insider” is defined in 11 U.S.C. Section 101(31).
MOR-5
9/04

LocatePlus Corp	Case No.	11—15793
Debtor	Reporting Period	6/16 — 6/30
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	102199
+ Amounts billed during the period	342306
- Amounts collected during the period	84250
Total Accounts Receivable at the end of the reporting period	360255

Accounts Receivable Aging	Amount
0 - 30 days old	346376
31 - 60 days old	15894
61 - 90 days old	27644
91+ days old	-29659
Total Accounts Receivable	360255
Amount considered uncollectible (Bad Debt)	53064
Accounts Receivable (Net)	307191
MOR-6
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re Worldwide Information	Case No.	11—15798
	Reporting Period	6/16 — 6/30
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	YES

Schedule of Cash Receipts and Disbursements	MOR-2	YES

Copies of Debtor’s Bank Reconciliations		YES

Copies of Debtor’s Bank Statements		YES

Copies of Cash Disbursements Journals		YES

Statement of Operations	MOR-3	YES

Balance Sheet	MOR-4	YES

Schedule of Post-Petition Liabilities	MOR-5	YES

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables		YES

Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Brian McHugh Signature of Debtor	9/16/2011 Date

Signature of Joint Debtor	Date

/s/ Brian McHugh Signature of Authorized Individual*	9/16/2011 Date

Brian McHugh Printed Name of Authorized Individual	CFO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	6/16 — 6/30

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.
X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X
______________________________________________________________
______________________________________________________________
______________________________________________________________
______________________________________________________________
______________________________________________________________
MOR-1
9/04

Worldwide Information	Case No.	11 — 15798
Debtor	Reporting Period	6/16 — 6/30
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.
A bank reconciliation must be attached for each account.

		BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING @ 6/16	16360				16360
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE	6243				6243
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
					0

TOTAL RECEIPTS	6243				6243

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)	18				18
					0
OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)	17204				17204
					0
PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	17222				17222

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)					0

CASH — END OF MONTH	5381				5381

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

TOTAL DISBURSEMENTS		17222

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		17204
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		18

MOR-2
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	6/16 — 6/30
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	903	903
Less: Returns and Allowances		0
Net Revenue	903	903
COST OF GOODS SOLD		0
Beginning Inventory	0	0
Add: Purchases	142.75	142.75
Add: Cost of Labor	4890.28	4890.28
Add: Other Costs (attach schedule)	88.05	88.05
Less: Ending Inventory		0
Cost of Goods Sold	5121.08	5121.08
Gross Profit	-4218.08	-4218.08
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs		0
Insider Compensation*		0
Insurance		0
Management Fees/Bonuses		0
Office Expense	54.95	54.95
Pension & Profit-Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense		0
Salaries/Commissions/Fees	2324.65	2324.65
Supplies		0
Taxes — Payroll	162.45	162.45
Taxes — Real Estate		0
Taxes — Other		0
Travel and Entertainment		0
Utilities		0
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	2542.05	2542.05
Depreciation/Depletion/Amortization	0	0
Net Profit(Loss) Before Other Income & Expenses	-6760.13	-6760.13
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense		0
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items	-6760.13	-6760.13
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)	-6760.13	-6760.13

*    “Insider” is defined in 11 U.S.C. Section 101(31).
MOR-3
9/04

__________________________	Case No.	____________________
Debtor	Reporting Period	____________________
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs	____________________	____________________
	____________________	____________________
	____________________	____________________
Other Operational Expenses	____________________	____________________
	____________________	____________________
	____________________	____________________
Other Income	____________________	____________________
	____________________	____________________
	____________________	____________________
Other Expenses	____________________	____________________
	____________________	____________________
	____________________	____________________
Other Reorganization Expenses	____________________	____________________
	____________________	____________________
	____________________	____________________
	____________________	____________________
Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	6/16 — 6/30
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	5381.38
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)	20676.22
Notes Receivable
Inventories
Prepaid Expenses	1252.65
Professional Retainers
Other Current Assets (attach schedule)	280.19
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT	27590.44
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	89924.56
Leasehold Improvements	2200
Vehicles
Less Accumulated Depreciation	-92124.56
TOTAL PROPERTY & EQUIPMENT	0
OTHER ASSETS	0
Loans to Insiders
Other Assets (attach schedule)	-939503.33
TOTAL OTHER ASSETS	-939503.33
TOTAL ASSETS	-911912.89

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable
Taxes Payable (refer to ...)
Wages Payable	10082.87
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)	36571.32
TOTAL POST-PETITION LIABILITIES	46654.19
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition	-983557
Retained Earnings — Postpetition	24989.92
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	-958567.08

TOTAL LIABILITIES AND OWNERS’ EQUITY	-911912.89
Insider is defined in 11 U.S.C. Section 101(31)
MOR-4
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	6/16 — 6/30
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets
Undeposited Funds	280.19

Other Assets
Due to LPHC	-939503.33

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities

Unearned Revenue	36571.32

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.
MOR-4
9/04

Worldwide Information	Case No.	11—15798
Debtor	Reporting Period	6/16 — 6/30
STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes	0					0
SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						0
Wages Payable		10082.87				10082.87
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:						0
Other:						0
Total Postpetition Debts		10082.87				10082.87
Explain how and when the Debtor intends to pay any past-due post-petition debts.
__________________________________________
__________________________________________
__________________________________________
__________________________________________

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-5
9/04

Worldwide Information	Case No.	11-15798
Debtor	Reporting Period	6/16 — 6/30
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	30459
+ Amounts billed during the period	3460
- Amounts collected during the period	6243
Total Accounts Receivable at the end of the reporting period	27676

Accounts Receivable Aging	Amount
0 - 30 days old	5175
31 - 60 days old	4045
61 - 90 days old	10513
91+ days old	7943
Total Accounts Receivable	27676
Amount considered uncollectible (Bad Debt)	7000
Accounts Receivable (Net)	20676
MOR-6
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re Certifion dba Entersect	Case No.	11—15795
	Reporting Period	6/16 — 6/30
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Monthly Reporting Questionnaire	MOR-1	YES

Schedule of Cash Receipts and Disbursements	MOR-2	YES

Copies of Debtor’s Bank Reconciliations		YES

Copies of Debtor’s Bank Statements		YES

Copies of Cash Disbursements Journals		YES

Statement of Operations	MOR-3	YES

Balance Sheet	MOR-4	YES

Schedule of Post-Petition Liabilities	MOR-5	YES

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables		YES

Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

Certifion dba Entersect	Case No.	11—15795
Debtor	Reporting Period	6/16 — 6/30
MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.
X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X
__________________________________________
__________________________________________
__________________________________________
__________________________________________
__________________________________________
MOR-1
9/04

Certifion dba Entersect	Case No.	11—15795
Debtor	Reporting Period	6/16 — 6/30
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.
A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING @ 6/16	26858				26858
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE	61484				61484
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
TOTAL RECEIPTS	61484				61484

DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE	927				927
SELLING					0
OTHER (ATTACH LIST)					0
					0
OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)	51282				51282
					0
PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0

TOTAL DISBURSEMENTS	52209				52209
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)					0
CASH — END OF MONTH	36133				36133

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
TOTAL DISBURSEMENTS		52209
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		51282
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		927
MOR-2
9/04

Certifion dba Entersect	Case No.	11—15795
Debtor	Reporting Period	6/16 — 6/30
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	95680	95680
Less: Returns and Allowances		0
Net Revenue	95680	95680
COST OF GOODS SOLD		0
Beginning Inventory	0	0
Add: Purchases	1221	1221
Add: Cost of Labor		0
Add: Other Costs (attach schedule)		0
Less: Ending Inventory		0
Cost of Goods Sold	1221	1221
Gross Profit	94459	94459
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs		0
Insider Compensation*		0
Insurance		0
Management Fees/Bonuses		0
Office Expense	500	500
Pension & Profit-Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense		0
Salaries/Commissions/Fees	3951	3951
Supplies		0
Taxes — Payroll	283	283
Taxes — Real Estate		0
Taxes — Other		0
Travel and Entertainment		0
Utilities		0
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	4734	4734
Depreciation/Depletion/Amortization	0	0
Net Profit(Loss) Before Other Income & Expenses	89725	89725
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense		0
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items	89725	89725
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)	89725	89725

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-3
9/04

Case No.

Debtor	Reporting Period

STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

Certifion dba Entersect	Case No.	11—15795
Debtor	Reporting Period	6/16 — 6/30

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	36134
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)	200567
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)	1414
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT	238115
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	39284
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	-39284
TOTAL PROPERTY & EQUIPMENT	0
OTHER ASSETS	0
Loans to Insiders
Other Assets (attach schedule)	-474974
TOTAL OTHER ASSETS	-474974
TOTAL ASSETS	-236859

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	1729
Taxes Payable (refer to ...)
Wages Payable	5081
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)	192146
TOTAL POST-PETITION LIABILITIES	198956
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition	-525540
Retained Earnings — Postpetition	89725
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	-435815

TOTAL LIABILITIES AND OWNERS’ EQUITY	-236859

Insider is defined in 11 U.S.C. Section 101(31)	MOR-4
9/04

Certifion dba Entersect	Case No.	11—15795
Debtor	Reporting Period	6/16 — 6/30
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets
Undeposited Funds	1414

Other Assets
Due to LPHC (intercompany)	-474973

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
Other Postpetition Liabilities
Deferred Revenues	192146

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations.

Typically, restricted cash is segregated into a separate account, such as an escrow account.

MOR-4
9/04

Certifion dba Entersect	Case No.	11—15795
Debtor	Reporting Period	6/16 — 6/30
STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes	0					0
SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable		1729				1729
Wages Payable		5081				5081
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other:						0
Other:						0
Total Postpetition Debts		6810				6810
Explain how and when the Debtor intends to pay any past-due post-petition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).	MOR-5
9/04

Certifion dba Entersect	Case No.	11—15795
Debtor	Reporting Period	6/16 — 6/30
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	194189
+ Amounts billed during the period	85861
- Amounts collected during the period	61484
Total Accounts Receivable at the end of the reporting period	218566

Accounts Receivable Aging	Amount
0 - 30 days old	137985
31 - 60 days old	8788
61 - 90 days old	4897
91+ days old	66896
Total Accounts Receivable	218566
Amount considered uncollectible (Bad Debt)	18000
Accounts Receivable (Net)	200566
MOR-6
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re Dataphant, Inc	Case No.	11—15794
	Reporting Period	6/16-6/30
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case
Information Related to Dataphant, Inc. is Consolidated in the Monthly Operating Report for LocatePLUS Holdings

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Monthly Reporting Questionnaire	MOR-1

Schedule of Cash Receipts and Disbursements	MOR-2

Copies of Debtor’s Bank Reconciliations

Copies of Debtor’s Bank Statements

Copies of Cash Disbursements Journals

Statement of Operations	MOR-3

Balance Sheet	MOR-4

Schedule of Post-Petition Liabilities	MOR-5

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables

Accounts Receivable Reconciliation and Aging	MOR-6
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Richard Spradley Signature of Authorized Individual*	9-19-11 Date

Richard Spradley Printed Name of Authorized Individual	President Title of Authorized Individual

*   Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS

In re Employment Screening Profiles	Case No.	11—15797
	Reporting Period	6/16 — 6/30
MONTHLY OPERATING REPORT
Complete and submit to the United States Trustee within 15 days after end of month
Submit copy of report to any official committee appointed in the case

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Monthly Reporting Questionnaire	MOR-1	YES

Schedule of Cash Receipts and Disbursements	MOR-2	YES

Copies of Debtor’s Bank Reconciliations		YES

Copies of Debtor’s Bank Statements		YES

Copies of Cash Disbursements Journals		YES

Statement of Operations	MOR-3	YES

Balance Sheet	MOR-4	YES

Schedule of Post-Petition Liabilities	MOR-5	YES

Copies of IRS Form 6123 or payment receipt

Copies of tax returns filed during reporting period

Detailed listing of aged accounts payables		YES

Accounts Receivable Reconciliation and Aging	MOR-6	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.

/s/ Brian McHugh Signature of Debtor	9/16/2011 Date

Signature of Joint Debtor	Date

/s/ Brian McHugh Signature of Authorized Individual*	9/16/2011 Date

Brian McHugh Printed Name of Authorized Individual	CFO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
COVER PAGE
9/04

Employment Screening Profiles	Case No.	11—15797
Debtor	Reporting Period	6/16 — 6/30
MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.		X

7. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made? Attach copies of all new and renewed insurance policies.	X

12. Are a plan and disclosure statement on file?		X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1
9/04

Employment Screening Profiles	Case No.	11—15797
Debtor	Reporting Period	6/16 — 6/30
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account.

	BANK ACCOUNTS
	Operational	Payroll	Tax	Other	Total
CASH BEGINNING OF MONTH	28540				28540
RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE	17700				17700
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS (FROM DIP ACCTS)					0
					0
TOTAL RECEIPTS	17700				17700
DISBURSEMENTS
NET PAYROLL					0
PAYROLL TAXES					0
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
SECURED/RENTAL/LEASES					0
INSURANCE					0
ADMINISTRATIVE					0
SELLING					0
OTHER (ATTACH LIST)	14459				14459
					0
OWNER DRAW *					0
TRANSFERS (TO DIP ACCTS)	12715				12715
					0
PROFESSIONAL FEES					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	27174				27174
NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)
CASH — END OF MONTH	19066				19066

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:	27174
TOTAL DISBURSEMENTS	27174
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	12715
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	14459
MOR-2
9/04

Employment Screening Profiles	Case No.	11—15797
Debtor	Reporting Period	6/16 — 6/30
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	67840	67840
Less: Returns and Allowances		0
Net Revenue	67840	67840
COST OF GOODS SOLD		0
Beginning Inventory		0
Add: Purchases	17354	17354
Add: Cost of Labor	2700	2700
Add: Other Costs (attach schedule)		0
Less: Ending Inventory		0
Cost of Goods Sold	20054	20054
Gross Profit	47786	47786
OPERATING EXPENSES		0
Advertising		0
Auto and Truck Expense		0
Bad Debts		0
Contributions		0
Employee Benefits Programs		0
Insider Compensation*		0
Insurance		0
Management Fees/Bonuses		0
Office Expense	1103	1103
Pension & Profit-Sharing Plans		0
Repairs and Maintenance		0
Rent and Lease Expense	339	339
Salaries/Commissions/Fees	4678	4678
Supplies	110	110
Taxes — Payroll	348	348
Taxes — Real Estate		0
Taxes — Other		0
Travel and Entertainment		0
Utilities		0
Other (attach schedule)		0
Total Operating Expenses Before Depreciation	6578	6578
Depreciation/Depletion/Amortization	2042	2042
Net Profit(Loss) Before Other Income & Expenses	39166	39166
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense		0
Other Expense (attach schedule)		0
Net Profit (Loss) Before Reorganization Items	39166	39166
REORGANIZATION ITEMS
Professional Fees		0
U.S. Trustee Quarterly Fees		0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		0
Gain(Loss) from Sale of Equipment		0
Other Reorganization Expenses (attach schedule)		0
Total Reorganization Expenses		0
Income Taxes		0
Net Profit(Loss)	39166	39166

*	“Insider” is defined in 11 U.S.C. Section 101(31).
MOR-3
9/04

__________________________	Case No.	____________________
Debtor	Reporting Period	____________________
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date
Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
MOR-3
9/04

Employment Screening Profiles	Case No.	11—15797
Debtor	Reporting Period	6/16 — 6/30
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	19066
Restricted Cash and Cash Equivalents
Accounts Receivable (Net)	129353
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	148419
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment	40837
Leasehold Improvements
Vehicles
Less Accumulated Depreciation	-18378
TOTAL PROPERTY & EQUIPMENT	22459
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	355378
TOTAL OTHER ASSETS	355378
TOTAL ASSETS	526256

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	6578
Taxes Payable (refer to ...)
Wages Payable	11097
Notes Payable
Rent / Leases-Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders
Other Postpetition Liabilities (attach schedule)
TOTAL POST-PETITION LIABILITIES	17675
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES

TOTAL LIABILITIES
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition	469415
Retained Earnings - Postpetition	39166
Adjustments to Owner Equity (attach schedule)
Post-Petition Contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	508581

TOTAL LIABILITIES AND OWNERS’ EQUITY	526256
Insider is defined in 11 U.S.C. Section 101(31)
MOR-4
9/04

Employment Screening Profiles	Case No.	11—15797
Debtor	Reporting Period	6/16 — 6/30
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

Goodwill	998413
Due to LPHC	-643035

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)
Restricted Cash: cash that is restricted for a specific use and not available to fund operations.
Typically, restricted cash is segregated into a separate account, such as an escrow account.
MOR-4
9/04

Employment Screening Profiles	Case No.	11—15797
Debtor	Reporting Period	6/16 — 6/30
STATUS OF POST-PETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 and all applicable state and local forms and/or all federal, state, and local payment receipts to verify payment of taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Income Tax Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Income Tax Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Withholding for Employee Healthcare
Premiums, Pensions & Other Benefits
Total Taxes						0
SUMMARY OF UNPAID POST-PETITION DEBTS
Attach aged listing of accounts payables

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable		6578				6578
Wages Payable		7237				7237
Taxes Payable						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees						0
Amounts Due to Insiders*						0
Other: Accrued Vacation		3860				3860
Other:						0
Total Postpetition Debts		17675				17675
Explain how and when the Debtor intends to pay any past-due post-petition debts.
____________________________________________
____________________________________________
____________________________________________
____________________________________________

*    “Insider” is defined in 11 U.S.C. Section 101(31).
MOR-5
9/04

Employment Screening Profiles	Case No.	11—15797
Debtor	Reporting Period	6/16 — 6/30
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	Amount
Total Accounts Receivable at the beginning of the reporting period	134213
+ Amounts billed during the period	67839
- Amounts collected during the period	17700
Total Accounts Receivable at the end of the reporting period	184352

Accounts Receivable Aging	Amount
0-30 days old	73985
31-60 days old	13880
61-90 days old	7306
91+ days old	89181
Total Accounts Receivable	184352
Amount considered uncollectible (Bad Debt)	55000
Accounts Receivable (Net)	129352
MOR-6
9/04